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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


        Date of Report (Date of Earliest Event Reported): October 4, 2002


                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              1-4252                                    95-2081809
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     (Commission File Number)              (I.R.S. Employer Identification No.)


 570 LEXINGTON AVENUE, NEW YORK, NY                          10022
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(Address of Principal Executive offices)                   (Zip Code)


                                 (212) 752-8787
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS

           On October 4, 2002, the Registrant issued a press release announcing that Richard R. Erkeneff and Glen Kassan had been elected as directors at the Registrant's Annual Meeting of Shareholders, and that Paul J. Hoeper had been elected as a director by the board of directors, succeeding Susan Fein Zawel, who resigned as a director following the Annual Meeting of Shareholders. The press release, which is filed as Exhibit 99 to this Form 8-K and is hereby incorporated by reference, contains a more complete description of such event.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.       Exhibit
-----------       -------

99. Press Release, dated October 4, 2002, announcing the election of Richard R. Erkeneff and Glen Kassan as directors at the Registrant's Annual Meeting of Shareholders, and the election of Paul J. Hoeper as a director by the board of directors, succeeding Susan Fein Zawel, who resigned as a director following the Annual Meeting of Shareholders.













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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       United Industrial Corporation


Date: October 4, 2002                  By: /s/ James H. Perry
                                           ----------------------------------
                                           James H. Perry
                                           Chief Financial Officer,
                                           Vice President and Treasurer













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
                                  EXHIBIT INDEX


Exhibit No.                                 Exhibit
-----------                                 -------

    99. Press Release, dated October 4, 2002, announcing the election of Richard R. Erkeneff and Glen Kassan as directors at the Registrant's Annual Meeting of Shareholders, and the election of Paul J. Hoeper as a director by the board of directors, succeeding Susan Fein Zawel, who resigned as a director following the Annual Meeting of Shareholders.
















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